UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2016

QLT Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

887 Great Northern Way, Suite 250, Vancouver, B.C.

Canada, V5T 4T5

(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 707-7000

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 22, 2016, QLT Inc. (the “Company”) issued a press release announcing that the Company has completed its enrollment in the Natural History Study in subjects with Inherited Retinal Disease phenotypically diagnosed with Retinitis Pigmentosa or Leber Congenital Amaurosis due to underlying Retinal Pigment Epithelial 65 protein or Lecithin:Retinol Acyltransferase gene mutations.  The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Number	Description
99.1	Press Release dated April 22, 2016

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QLT INC.

By:	/s/ Glen Ibbott
Name:	Glen Ibbott
Title:	Senior Vice President, Finance and Chief Financial Officer

Date: April 22, 2016

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